Supplement dated February 4, 2008

to Prospectuses dated May 1, 2007 for

Pruco Life Variable Universal Account

Pruco Life of New Jersey Variable Appreciable Account

on behalf of

PruLife® Custom Premier II Contracts

The following replaces the fifth paragraph before the end of the section titled “The Funds”:

The SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the SP Growth Asset Allocation Portfolio, each invests only in shares of other underlying Fund portfolios, which are managed by the subadvisers of those portfolios.

VUL2004SUP101 Ed. 2/2008